UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

BLUE OWL CAPITAL CORPORATION II

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 5, 2025, Blue Owl Capital Corporation II, a Maryland corporation (“OBDC II”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Owl Capital Corporation, a Maryland corporation (“OBDC”), Cowboy Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of OBDC (“Merger Sub”), and, solely for the limited purposes set forth therein, Blue Owl Credit Advisors LLC, a Delaware limited liability company (the “Adviser”) and investment adviser to each of OBDC and OBDC II. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time (the “Effective Time”) of the Mergers (as defined below), Merger Sub will merge with and into OBDC II, with OBDC II continuing as the surviving company and as a wholly-owned subsidiary of OBDC (the “Initial Merger”) and, immediately thereafter, OBDC II will merge with and into OBDC, with OBDC continuing as the surviving company (the “Second Merger” and, together with the Initial Merger, the “Mergers”). The boards of directors of both OBDC and OBDC II, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprised solely of the independent directors of OBDC and OBDC II, as applicable, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

At the Effective Time, each share of common stock, par value $0.01 per share, of OBDC II (“OBDC II Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by OBDC or any of its consolidated subsidiaries) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OBDC (“OBDC Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OBDC and OBDC II will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OBDC, the “Closing OBDC NAV” and such calculation with respect to OBDC II, the “Closing OBDC II NAV”), in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OBDC or OBDC II, as applicable, in preparing the calculation of NAV per share of OBDC Common Stock or OBDC II Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OBDC NAV and Closing OBDC II NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.

The Exchange Ratio will be calculated as follows:

(i)

if the quotient of the closing price per share of OBDC Common Stock on the New York Stock Exchange (“NYSE”) on either the Determination Date or, if the NYSE is closed, the most recent trading day (“OBDC Common Stock Price”) and the OBDC Per Share NAV (which is the quotient of (i) the Closing OBDC NAV divided by (ii) the number of shares of OBDC Common Stock issued and outstanding as of the Determination Date) is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDC II Per Share NAV (which is the quotient of (i) the Closing OBDC II NAV divided by (ii) the number of shares of OBDC II Common Stock issued and outstanding as of the Determination Date) and the OBDC Per Share NAV; or

(ii)

if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100%, the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDC II Per Share NAV and the OBDC Common Stock Price.

Fees and Expenses

Except with respect to (i) filing and other fees paid to the Securities and Exchange Commission (“SEC”) in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) fees and expenses for legal services to OBDC, OBDC II and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby, which, in each case, shall be borne equally by OBDC and OBDC II, all fees and expenses incurred in connection with the Mergers, the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated provided that, for the avoidance of doubt, all fees and expenses of Merger Sub shall be paid by OBDC. Solely in the event the Mergers are consummated, the Adviser shall reimburse each of OBDC and OBDC II for 50% of all fees and expenses incurred and payable by OBDC II or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers, the Merger Agreement and the transactions contemplated thereby (including all documents fees and expenses of counsel, accountants, experts and consultants to OBDC II or the OBDC II Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by the Adviser to be allocated among OBDC and OBDC II in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by the Adviser shall not exceed $3,000,000.

Representations, Warranties and Covenants

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of OBDC’s and OBDC II’s businesses during the period prior to the closing of the Mergers. OBDC II has agreed to convene and hold a shareholder meeting for the purpose of obtaining the approvals required of OBDC II’s shareholders and has agreed to recommend that its shareholders approve the applicable proposals.

The Merger Agreement provides that neither OBDC nor OBDC II may solicit proposals relating to alternative transactions, nor, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the OBDC II board of directors may, subject to certain conditions, change its recommendation to OBDC II’s shareholders or terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of its Special Committee, that the failure to take such action would be inconsistent with applicable fiduciary standards (taking into account any changes to the Merger Agreement proposed by OBDC, as applicable).

Conditions to the Mergers

Consummation of the Mergers, which is expected to occur in the first quarter of 2026, is subject to certain closing conditions, including (1) requisite approvals of OBDC II’s shareholders, (2) the effectiveness of certain amendments to OBDC II’s Articles of Amendment and Restatement, (3) the absence of certain enumerated legal impediments to the consummation of the Mergers, (4) effectiveness of the registration statement for the OBDC Common Stock to be issued as consideration in the Mergers, (5) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (6) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (7) the absence of a material adverse effect in respect of OBDC or OBDC II, and (8) the receipt of customary legal opinions to the effect that the Mergers will be treated as a “reorganization” within the meaning of Section 368(a) of the Code by the parties.

Termination

The Merger Agreement also contains certain termination rights in favor of OBDC and OBDC II, including if the Mergers are not completed on or before November 5, 2026 or if the requisite approvals of OBDC II shareholders are not obtained.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and the terms of which are incorporated herein by reference.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 7.01.	Regulation FD Disclosure.

On November 5, 2025, OBDC and OBDC II issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by OBDC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this Current Report constitute forward-looking statements because they relate to future events, future performance or financial condition of OBDC or OBDC II or the Mergers of OBDC II with and into OBDC. The forward-looking statements may include statements as to: future operating results of OBDC and OBDC II and distribution projections; business prospects of OBDC and OBDC II and the prospects of their portfolio companies; and the impact of the investments that OBDC and OBDC II expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Mergers; (iv) the percentage of OBDC II shareholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine, as well as political and social unrest in the Middle East and North Africa regions, uncertainty with respect to immigration and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; (xi) future changes in law or regulations; (xii) conditions to OBDC’s and OBDC II’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) an economic downturn, elevated inflation rates, fluctuating interest rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, changes in law or regulation, including the impact of tariff enactment, trade disputes with other countries, and the risk of recession or a prolonged shutdown of government services could impact business prospects of OBDC and OBDC II and their portfolio companies or following the closing of the Mergers, the combined company; (xiv) the ability of the Adviser to locate suitable investments for the combined company and to monitor and administer its investments; (xv) the ability of the Adviser to attract and retain highly talented professionals; and (xvi) other considerations that may be disclosed from time to time in OBDC’s and OBDC II’s publicly disseminated documents and filings with the SEC. OBDC and OBDC II have based the forward-looking statements included in this Current Report on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OBDC and OBDC II undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OBDC and OBDC II in the future may file with the SEC, including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, OBDC II plans to file with the SEC and mail to its shareholders a proxy statement/prospectus (the “Proxy Statement”) and OBDC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement and a prospectus of OBDC. The Proxy Statement and the Registration Statement will contain important information about OBDC, OBDC II, the Mergers and related matters. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF OBDC AND OBDC II ARE URGED TO READ THE PROXY STATEMENT AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OBDC, OBDC II, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and for documents filed by OBDC, from OBDC’s website at https://www.blueowlcapitalcorporation.com and for documents filed by OBDC II, from OBDC II’s website at https://www.blueowlproducts.com/our-products.

Participation in the Solicitation

OBDC, its directors, certain of its executive officers and certain employees and officers of the Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about directors and executive officers of OBDC is set forth in its proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025. OBDC II, its directors, certain of its executive officers and certain employees and officers of the Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about directors and executive officers of OBDC II is set forth in its proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OBDC II shareholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Cowboy Merger Sub Inc., and, solely for the limited purposes set forth therein, Blue Owl Credit Advisors LLC, dated as of November 5, 2025.

99.1	Joint Press Release, dated as of November 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Capital Corporation II

November 5, 2025	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer